EXHIBIT 10.22


AMSOUTH BANK





January 30, 2002

Mr. Craig Carra
Surgical Laser Technologies, Inc
147 Keystone Dr.
Montgomeryville, PA 18936-9638

RE:  Covenant waivers to Credit Agreement between Surgical Laser
     Technologies, Inc. and AmSouth Bank dated May 31, 2000

Dear Craig:

AmSouth Bank hereby consents to the following Credit Agreement waivers:

1.) Waive violation of Section 7.02, which required maintaining an interest coverage (as defined in that credit agreement dated May 31, 2000) of 2.25x. This waiver pertains to the fiscal year ended 12/30/01.

2.) Waive violation of Section 7.03, which required maintaining a Debt/Tangible Net Worth of not more than .50x. This waiver pertains to the fiscal year ended 12/30/01.

These aforementioned waivers shall be retroactively effective on 12/30/01. Should you need additional documentation, please feel free to contact me at
(205) 391-5685.

Sincerely,             RECEIVED AND ACKNOWLEDGED THIS 31ST DAY OF JANUARY, 2002.



Rhett D. Jordan                         Surgical Laser Technologies, Inc.
Vice President                          By:  /s/ Craig K. Carra
                                          ---------------------
                                        Craig K. Carra
                                        Treasurer


RDJ/ct